UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 18, 2014

_______________________________________________________________________
LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

As previously disclosed, Lee Enterprises, Incorporated (the “Company”) is exploring opportunities to refinance its existing First Lien Loan Agreement dated as of January 30, 2012 (the “Existing 1st Lien Agreement”) among the Company, the lenders from time to time party thereto and Deutsche Bank Trust Company Americas as Administrative Agent and Collateral Agent. At January 31, 2014, the principal balance outstanding under the Existing 1st Lien Agreement was $600,000,000. The 1st lien debt matures in December 2015.

The Company’s presentation of business and financial information that may be given to prospective institutional investors regarding the proposed refinancing from time to time may be found on the Company’s website at lee.net/financial. The information provided in this Form 8-K shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: February 18, 2014	By:
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer